                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-74614, 2-96535, 2-87595 and 33-42053) and in the
Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-74464 and 33-46186) of Staodyn, Inc. of our report dated January 30, 1998 appearing on Page F-2 of this Form 10-KSB.



PRICE WATERHOUSE LLP

Boulder, Colorado
February 25, 1998